TARA MINERALS CORP.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT made this ______day of _____________, 2011 by and between Tara Minerals Corp. a Nevada corporation (hereinafter the “Issuer” or “Company”), and the undersigned subscriber (the “Subscriber), who, for and in consideration of the mutual promises and covenants set forth herein, do hereto agree as follows:

1.

Subscription.  I hereby agree to purchase ____________________ Participating Royalty Units (the “Securities”) offered by the Company at a price of $100,000 per Unit.

This subscription may be rejected by the Company in whole or in part.  In this Subscription Agreement the Securities are sometimes referred to as the “Securities”.

2.

Representations and Warranties.  I warrant and represent to the Company that:

a.

The Securities are being purchased by me for investment only, for my own account and not with a view to the offer or sale in connection therewith, or the distribution thereof, and I am not participating, directly or indirectly, in an underwriting of any such undertaking.

b.

I will not take, or cause to be taken, any action that would cause me to be deemed an underwriter of the Securities, as defined in Section 2(11) of the Securities Act of 1933, as amended (the "Act").

c.

I have had an opportunity to review the Company’s 10-K, 10-Q and 8-K reports filed on the Edgar system of the Securities and Exchange Commission, as well as the Manzanillo Iron Ore District Term Sheet (the “Disclosure Materials”).

d.

I (and my purchaser representative, if any) have had an opportunity to ask questions of, and receive answers from the officers of the Company to verify the accuracy and completeness of the information set forth in the Disclosure Materials.

e.

In determining whether to make an investment in the Securities, I am not relying on any information other than the Disclosure Materials referred to above.

f.

By virtue of my net worth and by reason of my knowledge and experience in financial and business matters in general, and investments in particular, I am capable of evaluating the merits and risks of an investment in the Securities on the basis of the information contained in the Disclosure Materials.

g.

I am capable of bearing the economic risks of an investment in the Securities.

h.

My present financial condition is such that I am under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

i.

If required to do so, I have retained to advise me, as to the merits and risks of the prospective investment in the Securities, a purchaser representative as defined in Rule 501 of Regulation D promulgated under the Act, and I have previously forwarded, or am simultaneously with the execution of this Subscription Agreement forwarding, a completed Purchaser Representative Disclosure and Acknowledgment form which, if needed, I will request the Company to provide.

j.

I am aware that the Securities have not been registered under the Securities Act of 1933, as amended, but rather are being offered in reliance upon an exemption from the registration requirements of that Act.

k.

I am aware that no market exists for the Securities.

l.

I am aware that (A) that the Securities being offered will not be transferable unless such Securities are registered or except with the prior written consent of the Company, which consent may be withheld under certain circumstances, (B) any person to whom the investor may subsequently wish to sell the Securities (if the Securities are not registered) may have to satisfy standards of suitability at least as stringent as those set forth herein and (C) the subsequent sale or other disposition of such Securities will require, in the absence of such registration, the satisfaction of such conditions as the Company may require.

m.

I hereby represent and warrant that all the representations, warranties and acknowledgments contained in this Subscription Agreement are true, accurate and complete as of the date hereof.

3.

Accredited or Other Special Investors.  I am (initial all applicable responses):

A small business investment company licensed by the U.S. Small Business Administration under the Small Business Investment Company Act of 1958.

A business development company as defined in the Investment Company Act of 1940.

A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity.

An insurance company as defined in Section 2(13) of the Act.

An investment company registered under the Investment Company Act of 1940.

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000.

A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000.

A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose net worth, or joint network together with his/her spouse, exceeds $1,000,000, exclusive of any personal residence.

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D.

A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose individual income was in excess of $200,000 in each of the two most recent years (or whose joint income with such person's spouse was at least $300,000 during such years) and who reasonably expects an income in excess of such amount in the current year.

A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above.

4.

Restrictions on Transferability.  I hereby agree that the Securities being purchased by me may be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the issuer.

I further agree that the Securities may also be stamped with any other legend(s) required by applicable state securities laws (the "State Acts").

The Securities shall be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration ("Transfer") only pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is established to the satisfaction of the Company, which may include an opinion of my counsel, which cost shall be borne by me, as to the availability of such an exemption.  I realize that by becoming a holder of the Securities pursuant to the terms of the legend set forth above, I agree, prior to any Transfer, to give written notice to the Company expressing my desire to effect the Transfer and describing the proposed Transfer.

Upon receiving any such notice, the Company shall present copies thereof to counsel for the Company and the following provisions shall apply:

a.

If, in the opinion of such counsel, the proposed Transfer may be effected without registration thereof under the Act and the State Acts, the Company shall promptly thereafter notify the holder of such Securities whereupon such holder shall be entitled to effect the Transfer, all in accordance with the terms of this notice delivered by such holder to the Company, and upon such further terms and conditions as shall be required by the Company in order to assure compliance with the Act and the State Acts.

b.

If, in the opinion of such counsel, the Transfer may not be effected without registration under the Act and/or the State Acts, a copy of such opinion shall promptly be delivered to the holder who had proposed the Transfer and the Transfer shall not be made unless registration of the Transfer is then in effect.

If I am a Pennsylvania resident, I understand and agree that I may not under any circumstances sell the securities I am purchasing in this offering for a period of twelve months following the date of purchase, except in accordance with Rule 204.011 of the Pennsylvania Securities Commission.

Any Pennsylvania resident who accepts an offer to purchase the securities offered by the Private Offering Memorandum has the right to withdraw his acceptance without incurring any liability to the Company, the underwriter (if any) or any other person, within two business days from the date of receipt by the Company of the Subscription Agreement or, in the case of a transaction in which there is no Subscription Agreement, within two business days after the investor makes the initial payment for the securities offered.  To accomplish this withdrawal, send a written notice (which can also be sent by facsimile or electronic mail) to the Company (or the placement agent if one is listed on the front page of the Private Offering Memorandum) indicating your intention to withdraw your subscription.

ANY SALE TO A RESIDENT OF FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, ANY AGENT OF THE COMPANY, OR TO ANY ESCROW AGENT.

5.

Offshore Transaction

If I (the “Buyer”) am not a resident of the United States, and if the securities were not offered or sold within the United States, then I warrant and represent to the Company the following:

(i)

The Buyer is not a U.S. Person (as defined in Regulation S) or if the Buyer is not a natural person, is not organized under the laws of any jurisdiction within the United States, was not formed by a U.S. Person for the purpose of investing in Regulation S securities and is not otherwise a U.S. Person.  The Buyer is not, and on the date of acceptance of this Agreement by the Seller, will not be, an affiliate of the Company;

(ii)

At the time the buy order was originated, the Buyer was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement;

(iii)

No offer to purchase the Securities was made by the Buyer in the United States;

(iv)

The buyer is purchasing the Securities under the laws of his or its jurisdiction of residence and domicile, and the offer and sale of the Securities will not violate the securities or other laws of such jurisdiction;

(v)

All offers and sale of any of the Securities by the Buyer prior to the end of the restricted period (Restricted Period) as defined by Regulation S, will be made in accordance with the securities laws of any applicable jurisdiction and in accordance with Regulation S or pursuant to registration of Securities under the 1933 Act or pursuant to an exemption from registration.

(vi)

The transaction contemplated by this Agreement (a) has not been and will not be pre-arranged by the Buyer with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by the Buyer, to evade the registration provisions of the 1933 Act;

(vii)

The Buyer understands that the Securities are not registered under the 1933 Act and are being offered and sold to it in reliance on specific exclusions from the registration requirements of Federal and State securities laws, and that the Company is relying upon the truth and accuracy of the representation, warranties, agreements, acknowledgements and understandings of the Buyer set forth herein in order to determine the applicability of such  exclusions and the suitability of the Buyer to acquire the Securities;

(viii)

The Buyer shall take all reasonable steps to ensure its compliance with Regulation S and shall promptly send to each purchaser who acts as a distributor, dealer or person receiving a selling concession, fee or other remuneration with respect to any of the Securities, and who purchases prior to the expiration of one year from the date of this Agreement, a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as the Buyer pursuant to Regulation S;

(ix)

The Buyer has not conducted or permitted and shall not conduct or permit on its behalf any “directed selling efforts” as that term is defined in Rule 902(b) of

Regulation S; nor has the Buyer conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere;

(x)

All invitations, offers and sales of or with respect to any of the Securities, by the Buyer and any distribution by the Buyer of any documents relating to any offer by it of any of the Securities will be in compliance with applicable laws and regulations and will be made in such a manner that no prospectus need be filed and  no other filing need be made by the Company with any regulatory authority or stock exchange in any country or any political sub-division of any country; and

(xi)

The Buyer will not make any offer of sale of the Securities by any means which would not comply with the law and regulations of the territory in which such offer or sale takes place or to which such offer or sale impose upon the Company any obligation to satisfy any public filing or registration requirement or provide or publish any information of any kind whatsoever or to otherwise undertake or become obligated to do any act.

(xii)

The Buyer certifies that it is not acquiring the Securities for the account of any U.S. Person and agrees to resell such Securities only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act of 1933 (the “Act”) or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Act.

6.

Applicable Law/Arbitration.  This Subscription Agreement shall be governed by and construed in accordance with the laws of Nevada and, to the extent it involves any United States statute, in accordance with the laws of the United States.  Any dispute, claim or controversy involving this Subscription Agreement, or the circumstances surrounding the sale of the securities described in this Subscription Agreement shall be settled through binding arbitration in accordance with the rules of the American Arbitration Association in Chicago, Illinois.

7.

Payment of Subscription.  Enclosed herewith is a personal check (or bank cashier's certified check) payable to the order of the Company for the Securities purchased.  I recognize that if my subscription is rejected, in whole or in part, the funds delivered herewith, to the extent that my subscription has been rejected, will be returned to me without deduction therefrom or interest thereon, as soon as practicable.

8.

Notices.  Any notices or other communications required or permitted hereby shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested, and, if to the Company, at the address to which this letter Subscription Agreement is addressed, and, if to me, at the address set forth below my signature hereto, or to such other addresses as either the Company or I shall designate to the other by notice in writing.

9.

Successors and Assigns.  This Subscription Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to my personal and legal representatives, heirs, guardians, successors and permitted assignees.

10.

Reliance Upon Representations.  I understand that the Company is relying upon the accuracy of the representations and warranties which I have made in this agreement.  I agree to indemnify the Company (and any control persons of such entities) for any loss they may suffer as the result of any false or misleading warranty, representation or statement of facts which I have made in connection with the purchase of the Securities.

IN WITNESS WHEREOF, I have executed and sealed this Subscription Agreement this

______ day of  _________________, 2011.

__________________________________

__________________________________

Typed or Printed Name

Signature of Subscriber

__________________________________

__________________________________

Social Security or Tax Id. #

Residence Address

__________________________________

__________________________________

Units Purchased with this Subscription

City, State & Zip Code

__________________________________

Phone:

ACCEPTED:

TARA MINERALS CORP.

By: ___________________________

Dated: ________________________, 2011.

RETURN THIS SUBSCRIPTION AGREEMENT TO:

TARA MINERALS CORP.

Attn:  Francis R. Biscan, Jr.

2162 Acorn Court

Wheaton, IL 60187

Tara TM Subscription Agree $100K Securities 4-1-11